UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 31, 2008

GRAND MOTION, INC.

---------------------------------------------------------------

(Exact Name of small business issuer as specified in its charter)

Nevada                         333-141094                      75-3255895

-----------------------            --------------------            ------------------------

(State of Incorporation)   (Commission File No.)   (IRS Employer ID Number)

c/o State Agent And Transfer Syndicate, Inc.

112 North Curry Street, Carson City, NV, 89703

----------------------------------------------------------------

(Address of principal executive offices)

(775) 882-1013

------------------------------------------------------

(Registrant's telephone number, including area code)

601 Union Street, Suite 4200 Seattle, WA, 98101

------------------------------------------------------------

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

Item 5.01  Changes in Control of Registrant.

On January 31, 2008, pursuant to an agreement between Janetta Voitenkova and Bluemark Inc., Bluemark Inc., a Nevada company,  purchased 4,000,000 shares of our common stock  from Jannetta Voitenkova for $50,000. Xinjun Wang owns 57% of Bluemark, Inc. Mr. Wang was appointed as our director on that same date (See Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers below).

The following table sets forth information regarding the beneficial ownership of our common stock on February 8, 2007 (after giving effect to the above transaction) based on 7,020,000 shares outstanding on such date, by (i) each person known by us to be the beneficial owner of more than five percent (5%) of our outstanding shares of common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) by our directors and executive officers as a group. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at our address: c/o State Agent And Transfer Syndicate, Inc. 112 North Curry Street, Carson City, NV, 89703.

Name of

Shares of

Title of Class

Beneficial Owner

Common Stock

Percent of Class

--------------

----------------

------------

----------------

Common Stock

Bluemark Inc.(1)

 4,000,000

 57.0%

Common Stock

Jim Akrivos

 -0-

0%

 President

Common Stock

Xinjun Wang (1)

4,000,000

57.0%

 Director

Common Stock Directors and Officers

4,000,000

57.0%

as a Group (2 persons)

(1)

Xinjun Wang, our director, owns beneficially 54.70% of Bluemark Inc. and is a PRC citizen and resides in the PRC.  He is the sole director and officer of Bluemark Inc.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 31, 2007, Janetta Voitenkova, and Nikolay Bulbash resigned from our Board of Directors and Xinjun Wang was appointed to the Board of Directors of the Company. The resignation of such directors was not as a result of a disagreement with us. In addition, on that same date, Janetta Voitenkova and Nikolay Bulbash resigned as our President, Secretary, and Treasurer, and Jim Akrivos was appointed as our President and Secretary.

Xinjun Wang, Director

Mr. Wang, age 40, has been our director since January 31, 2008. He graduated from Laiyang Agriculture University and received his MBA degree from Tsinghua University in the PRC.  Since 1996, Mr. Wang has been the Chairman and President of Qingdao Pinpinhao Grains & Oils Co., Ltd., a PRC company located in the People’s Republic of China (PRC) and is responsible for the day to day operations of this PRC company.  In 2006, Mr. Wang established China Pinpinhao Flour Making Co., Ltd., a PRC company that produces mainly special and all purpose use flour.  Mr. Wang received the Excellent Enterpriser award in 2005 from the PRC government.

Jim Akrivos, President and Secretary

Mr. Akrivos, age 39, has been our President and Secretary since January 31, 2008.  He also acts as our principal executive and financial officer.  He studied business at Sheridan College and civil law at Pathfinder Business College located in Toronto, Canada.  For past 8 years, he has owned and operated a business consulting firm providing financial and management services to private companies.  He is the sole employee of his business consulting company.

7. Financial Statements and Exhibits

(a)  None

(b)  None

(c)  Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRAND MOTION INC.

By:  /s/ Jim Akrivos

      Jim Akrivos

      President

Date: April 10, 2008

3